As filed with the Securities and Exchange Commission on June 7, 1999

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
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|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      MERRILL LYNCH TECHNOLOGY FUND, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
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               (Name of Registrant as Specified in Its Charter)

                                 Same as above
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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Dear Stockholder:

         On August 11, 1999, Merrill Lynch Technology Fund, Inc. (the "Fund") will hold a Special Stockholders' Meeting to consider the reorganization of the Fund with Merrill Lynch Global Technology Fund, Inc. ("Global Technology"). Enclosed is a combined proxy statement and prospectus which provides information about the proposal and about Global Technology and the Fund. A Question and Answer sheet is also enclosed to address frequently asked questions.

         You are being asked to approve the Amended Agreement and Plan of Reorganization between the Fund and Global Technology pursuant to which the Fund's assets and liabilities will be transferred to Global Technology in exchange for shares of Global Technology. The Fund will distribute these shares to the Fund's stockholders so that each stockholder will receive shares with the same letter designation (e.g., if you hold Class A shares of the Fund you will receive Class A shares of Global Technology) and with an equal aggregate net asset value.

         The Fund's Board of Directors has reviewed the proposal and recommends that you vote FOR the proposal after carefully reviewing the enclosed materials.

         Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

                                                Sincerely,


                                                Robert E. Putney, III
                                                Secretary

Enclosure









Q.       Why am I receiving this proxy?

A. As a stockholder of Merrill Lynch Technology Fund, Inc., you are being asked to consider the reorganization of the Fund with Merrill Lynch Global Technology Fund, Inc. The transaction requires approval of the Fund's stockholders.

Q.       Will the reorganization change my privileges as a stockholder?

A. The stockholder services available to stockholders of Global Technology are substantially the same as the stockholder services currently available to you.

Q.       How will the reorganization benefit Fund stockholders?

A.       Stockholders should consider the following:

      [] After the reorganization, the Fund's stockholders will be invested in a fund with substantially similar investment objectives.

      [] The Fund's assets have been declining since March 31, 1996 and as assets decline, stockholders may experience higher operating expenses as a percent of net assets.

      [] The total expenses of Global Technology as a percent of net assets are currently lower than those of the Fund and after the reorganization, the total expenses of the combined fund as a percent of net assets are expected to be lower than those of either Global Technology or the Fund.

Q.       Will the reorganization affect the value of my investment?

A. The value of your investment will not change. It is currently anticipated that the net asset value of your investment in the Fund will be calculated on September 24, 1999. It also is currently anticipated that you will receive shares of Global Technology with the same total net asset value as of the close of business on September 24, 1999. It is expected that the effective date of the reorganization will be September 27, 1999.

Q. After the reorganization, will I own the same number of shares of Global Technology as I currently own of the Fund?

A. No. You will receive shares of Global Technology with the same aggregate net asset value as the shares of the Fund you own on September 24, 1999. The number of shares you receive will depend on the net asset value of the Fund's shares as compared to the net asset value of Global Technology shares on that date. For example, let us suppose that you own 10 Class A shares of the Fund on September 24. If the net asset value of the Fund's Class A shares on September 24 is $6 per share, and the net asset value of Global Technology Class A shares is $12 per share, you will receive 5 Global Technology Class A shares in the reorganization. The aggregate net asset value will not change. (10 Fund Class A shares x $6 =$60; 5 Global Technology Class A shares x $12 = $60).

Q.       What are the tax consequences for stockholders?

A. The reorganization is structured as a tax-free transaction so that the consummation of the reorganization itself will not result in Federal income tax liability for stockholders of the Fund. The Fund and Global Technology have obtained a favorable private letter ruling from the Internal Revenue Service on the tax-free treatment of the reorganization. Of course, stockholders will continue to be taxed on any dividends and distributions made to them by the combined fund after the reorganization.

Q.       Who will manage the combined fund after the reorganization?

A. Merrill Lynch Asset Management, L.P. serves as the manager for both funds and after the reorganization will be the manager of the combined fund. Paul G. Meeks is currently the portfolio manager of both funds and will be the portfolio manager of the combined fund. Mr. Meeks has been the portfolio manager of Global Technology since it commenced operations on June 26, 1998 and of the Fund since August 1998.

Q.       What will the name of the combined fund be after the reorganization?

A. If the reorganization is approved by Fund stockholders, the combined fund's name will be Merrill Lynch Global Technology Fund, Inc.

Q.       Will there be a stockholders' meeting?

A. Yes, a stockholders' meeting will be held on August 11, 1999 at 9:00 a.m., at 800 Scudders Mill Road, Plainsboro, New Jersey.

Q.       Why is my vote important?

A. For a quorum to be present at the Special Meeting, one-third of the outstanding shares of the Fund must be represented either in person or by proxy. Approval of the reorganization requires the affirmative votes of Fund stockholders representing a majority of the total votes entitled to be cast, with all shares voting as a single class. The Board of Directors urges every stockholder to vote. Please read all proxy materials thoroughly before casting your vote.

Q.       How can I vote?

A. You may vote by signing and returning your proxy card in the enclosed postage-paid envelope. Or you may vote your shares on the internet at http://www.proxyvote.com. Or refer to the "800" number printed on your voting instruction form. On the internet you will be asked for a control number that you received in your proxy mailing. You may also vote in person at the Special Meeting. If you submitted a proxy by mail, by telephone or on the internet, you may withdraw it at the Special Meeting and then vote in person at the Meeting.

Q.       Has the Fund retained a proxy solicitation firm?

A. Yes, the Fund has hired Shareholder Communications Corporation to assist in the solicitation of proxies for the Special Meeting. While the Fund expects most proxies to be returned by mail, it may also solicit proxies by telephone, fax, telegraph or personal interview.

Q. What if there are not enough votes to reach a quorum by the scheduled meeting date?

A. To facilitate receiving sufficient votes, we will need to take further action. We or our proxy solicitation firm may contact you by mail or telephone. Therefore, we encourage stockholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls. If there are not sufficient votes for a quorum or a quorum is present but there are not sufficient votes to approve the proposal by the time of the Stockholders' Meeting on August 11, 1999, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.       What is the Board's recommendation?

A. The Board of Directors of the Fund believes the reorganization is in the best interests of the Fund's stockholders. It encourages stockholders to vote FOR the reorganization.